SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (Section)240.14a-11(c) or
     (Section)240.14a-12

                        THE HIGH YIELD INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     5)  Total Fee Paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:

         _______________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

     3) Filing Party:

         _______________________________________________________________________

     4) Date Filed:

         _______________________________________________________________________

                          PRELIMINARY PROXY MATERIALS


                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                 ------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 ------------
To Our Shareholders:


     Notice is hereby given that the 1998 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on
December 8, 1998, at 9:00 a.m., at 751 Broad Street, Newark, New Jersey 07102, for the following purposes:

       1. To elect three directors.

       2. To approve or disapprove the elimination of the Fund's fundamental investment restriction regarding restricted and illiquid securities.

       3. To  approve  or  disapprove  the elimination of the Fund's fundamental
   investment   restriction  regarding  the  purchase  of  securities  of  other investment companies.

       4. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending August 31, 1999.

       5. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 16, 1998 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.




                                                             S. Jane Rose
                                                                SECRETARY




Dated: October   , 1998



--------------------------------------------------------------------------------
  WHETHER  OR  NOT  YOU  EXPECT  TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY
  RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                          PRELIMINARY PROXY MATERIALS


                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                                 ------------
                                PROXY STATEMENT
                                 ------------
     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 8, 1998 at 9:00 a.m., at 751 Broad Street, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

     With respect to matters to be determined by a majority of the votes cast, each "broker non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the approval by a majority of the outstanding voting securities, each broker non-vote or abstention will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

     The close of business on October 16, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote
at,  the  Meeting.  On that date, the Fund had            shares of Common Stock
outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about October , 1998. The most recent annual report for the Fund is being mailed to shareholders together with this Proxy Statement.

     As of October 16, 1998 [Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274,] held, solely of record on behalf of other persons, shares of the Fund and which represented approximately % of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $15,000 and will be borne by the Fund.

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 1998, PIFM served as the manager to 67 open-end investment companies, and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $66 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 11 Directors-Messrs. Beach, Dorsey, Gunia, Jacobs, Melzer, Mooney, O'Brien, Redeker and Weil and Mses. Gold and Teeters. Mr. Dorsey has served as a Director since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Beach, Gunia, Jacobs, Melzer, Mooney, O'Brien and Weil and Mses. Gold and Teeters were elected to serve as Directors on October 30, 1996. All of the current members of the Board of Directors have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualified or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy, which was recently adopted, calls for the retirement of Directors on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phasing provision, Messrs. Beach, Dorsey, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1999, 1998 and 1999, respectively.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Messrs. Melzer and Weil and Ms. Teeters-whose term expires in 2000; Class II: Messrs. Gunia, Jacobs and Mooney and Ms. Gold-whose term expires in
1998; and Class III: Messrs. Beach, Dorsey, O'Brien and Redeker-whose term expires in 1999.

     Only three of the Directors, Messrs. Gunia and Mooney and Ms. Gold, are standing for re-election to serve as Class II Directors until the Fund's 2001 Annual Meeting of Shareholders and until their successors have been elected and qualified. Mr. Jacobs is not standing for re-election as a Class II Director because he is scheduled to retire on December 31, 1998 under the Fund's retirement policy. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Gunia and Mooney and Ms. Gold. Messrs. Gunia and Mooney and Ms. Gold have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

     The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.


           INFORMATION REGARDING DIRECTORS STANDING FOR RE-ELECTION


                                                                                                       SHARES OF
                                                                                                      COMMON STOCK
                                                                                                        OWNED AT
                   NAME, AGE, BUSINESS EXPERIENCE DURING THE                        POSITION WITH     OCTOBER 16,
                    PAST FIVE YEARS AND OTHER DIRECTORSHIPS                             FUND              1998
-------------------------------------------------------------------------------   ----------------   -------------
                                            CLASS II (TERM EXPIRING IN 1998)
*ROBERT F. GUNIA (51), Vice President (since January 1996), Prudential Insur-      Vice President          0
 ance Company of America (Prudential); Executive Vice President and                 and Director
 Treasurer (since December 1996), Prudential Investments Fund Manage-
 ment LLC (PIFM); Senior Vice President of Prudential Securities; for-
 merly Chief Administrative Officer (July 1990-September 1996), Director
 (January 1989-September 1996) and Executive Vice President, Treasurer
 and Chief Financial Officer (June 1987-December 1996) of Prudential
 Mutual Fund Management, Inc.; Director/Trustee of 44 investment compa-
 nies in the Prudential Fund Complex (Prudential Funds) and Vice Presi-
 dent and Director of The Asia Pacific Fund, Inc. and Nicholas-Applegate
 Fund, Inc.

DELAYNE DEDRICK GOLD (60), Marketing and Management Consultant;                       Director             0
 Director/Trustee of 44 Prudential Funds.

THOMAS T. MOONEY (56), President of the Greater Rochester Metro Chamber               Director             0
 of Commerce; former Rochester City Manager; Trustee of Center for Gov-
 ernmental Research, Inc.; Director of Blue Cross of Rochester, The Busi-
 ness Council of New York State, Monroe County Water Authority, Roch-
 ester Jobs, Inc., Executive Service Corps of Rochester, Monroe County
 Industrial Development Corporation, Northeast Midwest Institute;
 Director/Trustee of 33 Prudential Funds and First Financial Fund, Inc.

                     INFORMATION REGARDING OTHER DIRECTORS


                                                                                                    SHARES OF
                                                                                                   COMMON STOCK
                                                                                                     OWNED AT
                  NAME, AGE, BUSINESS EXPERIENCE DURING THE                      POSITION WITH     OCTOBER 16,
                   PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            FUND             1998
-----------------------------------------------------------------------------   ---------------   -------------
                                          CLASS III (TERM EXPIRING IN 1999)
EDWARD D. BEACH (73), President and Director of BMC Fund, Inc., a closed-           Director            0
 end investment company; prior thereto, Vice Chairman of Broyhill Furni-
 ture Industries, Inc.; Certified Public Accountant; Secretary and Treasurer
 of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of
 Mars Hill College; Director/Trustee of 44 Prudential Funds.

EUGENE C. DORSEY (71), retired President, Chief Executive Officer and               Director            0
 Trustee of the Gannett Foundation (now Freedom Forum); former Pub-
 lisher of four Gannett newspapers and Vice President of Gannett Com-
 pany; past chairman, Independent Sector, Washington, D.C. (national coa-
 lition of philanthropic organizations); formerly Chairman of the American
 Council for the Arts; Director of the Advisory Board of Chase Manhattan
 Bank of Rochester; Director/Trustee of 13 Prudential Funds.

THOMAS H. O'BRIEN (73), President O'Brien Associates; formerly President            Director            0
 of Jamaica Water Securities Corp. (February 1989-August 1990); Chair-
 man and Chief Executive Officer (September 1987-February 1989) and
 Director (September 1987-August 1990) of Jamaica Water Supply Com-
 pany; Director and President of Winthrop Regional Health System and
 United Presbyterian Home at Syoset Inc.; Director of Ridgewood Savings
 Bank; Director/Trustee of 12 Prudential Funds.

*RICHARD A. REDEKER (55), Employee of Prudential Investments; formerly             President            0
 President, Chief Executive and Officer and Director (October 1993-                   and
 September Director 1996), Prudential Mutual Fund Management, Inc.;                 Director
 Executive Vice President, Director and Member of the Operating Commit-
 tee (October 1993-September 1996), Prudential Securities; Director (Octo-
 ber 1993-September 1996) of Prudential Securities Group, Inc; formerly
 Senior Executive Vice President and Director of Kemper Financial Ser-
 vices, Inc. (September 1978-September 1993); Director/Trustee of 45 Pru-
 dential Funds.

                                                                                                     SHARES OF
                                                                                                    COMMON STOCK
                                                                                                      OWNED AT
                   NAME, AGE, BUSINESS EXPERIENCE DURING THE                      POSITION WITH     OCTOBER 16,
                    PAST FIVE YEARS AND OTHER DIRECTORSHIPS                            FUND             1998
------------------------------------------------------------------------------   ---------------   -------------
                                            CLASS I (TERM EXPIRING IN 2000)
*MENDEL A. MELZER (37), Chief Investment Officer (since October 1996) of             Director            0
 Prudential Mutual Funds; formerly Chief Financial Officer (November
 1995-September 1996) of Prudential Investments, Senior Vice President
 and Chief Financial Officer of Prudential Preferred Financial Services
 (April 1993-November 1995); Managing Director of Prudential Investment
 Advisors (April 1991-April 1993); Senior Vice President of Prudential
 Capital Corporation (July 1989-April 1991); Chairman and Director of
 Prudential Series Fund, Inc.; Director/Trustee of 44 Prudential Funds.

LOUIS A. WEIL III (57), President and Chief Executive Officer (since January         Director            0
 1996) and Director (since September 1991) of Central Newspapers, Inc.;
 Chairman of the Board (since January 1996), Publisher and Chief Execu-
 tive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.;
 formerly Publisher of Time Magazine (May 1989-March 1991); formerly
 President, Publisher & CEO of The Detroit News (February 1986-August
 1989); formerly member of the Advisory Board, Chase Manhattan Bank-
 Westchester; Director/Trustee of 30 Prudential Funds.

NANCY H. TEETERS (68), Economist; formerly Vice President and Chief Econo-           Director            0
 mist (March 1986-June 1990) of International Business Machines Cor-
 poration; Director of Inland Steel Corporation (since July 1991); Director/
 Trustee of 26 Prudential Funds.


------------
* Is  or  will be an "interested" Director, as defined in the Investment Company
  Act   of  1940,  as  amended  (Investment  Company  Act),  by  reason  of  his affiliation with PIFM, Prudential Securities or Prudential.

     The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 16, 1998.

     Each Director who is not an "interested person" as defined in the Investment Company Act of PIFM or PI currently receives $3,000 as an annual Director's fee, plus expenses. For the fiscal year ending August 31, 1998, Directors' fees and expenses amounted to [$25,333] and [$154], respectively. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Mutual Fund Complex to each Board Member and nominee for the calendar year ended December 31, 1997. "Interested" Board Members do not receive any compensation from the Fund.


                              COMPENSATION TABLE



                                                                    PENSION OR
                                                                    RETIREMENT
                                                    AGGREGATE    BENEFITS ACCRUED
                                                  COMPENSATION    AS PART OF FUND
NAME AND POSITION                                   FROM FUND        EXPENSES
------------------------------------------------ -------------- ------------------
Edward D. Beach, Director                            $1,500           None
Eugene C. Dorsey, Director**                         $1,500           None
Delayne Dedrick Gold, Director                       $1,500           None
Robert F. Gunia, Director and Vice President++       $   -              -
Harry A. Jacobs, Jr., Director*++                    $   -              -
Donald D. Lennox, Retired Director                   $1,500           None
Mendel A, Melzer, CFA, Director++                    $   -              -
Thomas T. Mooney, Director**                         $1,500           None
Thomas H. O'Brien, Director                          $1,500           None
Richard A. Redeker, Director and President++         $   -              -
Nancy H. Teeters, Director                           $1,500           None
Louis A. Weil, III, Director                         $1,500           None



                                                                         TOTAL COMPENSATION
                                                  ESTIMATED ANNUAL       FROM FUND AND FUND
                                                    BENEFITS UPON          COMPLEX PAID TO
NAME AND POSITION                                    RETIREMENT             DIRECTORS(1)
------------------------------------------------ ------------------ ----------------------------
Edward D. Beach, Director                               N/A            $ 135,000(38/63)+
Eugene C. Dorsey, Director**                            N/A            $  70,000(16/43)+
Delayne Dedrick Gold, Director                          N/A            $ 135,000(38/63)+
Robert F. Gunia, Director and Vice President++           -                    -
Harry A. Jacobs, Jr., Director*++                        -                    -
Donald D. Lennox, Retired Director                      N/A            $  90,000(26/50)+
Mendel A, Melzer, CFA, Director++                        -                    -
Thomas T. Mooney, Director**                            N/A            $ 115,000(31/64)+
Thomas H. O'Brien, Director                             N/A            $  45,000(11/29)+
Richard A. Redeker, Director and President++             -                    -
Nancy H. Teeters, Director                              N/A            $  90,000(23/42)+
Louis A. Weil, III, Director                            N/A            $  90,000(26/50)+

------------
 * Indicates Current Board Member who is not standing for reelection.
** Total  aggregate  compensation from  all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $87,401, and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.
 + Indicates  number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
++ Robert  F.  Gunia,  Harry  A.  Jacobs,  Jr.,  Mendel A. Melzer and Richard A.
   Redeker, who are each interested Directors do not receive compensation from the Fund or any other fund in the Fund Complex.
(1)No fund within the Fund Complex has a bonus, pension profit sharing or retirement plan.


     There were four meetings of the Fund's Board of Directors during the fiscal year ended August 31, 1998, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of Messrs. Beach, Dorsey, Mooney, O'Brien and Weil and Mses. Gold and Teeters, the Directors of the Fund who are not "interested persons," as defined in the Investment Company Act, of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1998. For the fiscal year ended August 31, 1998, each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

     The executive officers of the Fund, other than as shown above, are: S. Jane Rose, Secretary, having held such office since October 1, 1987, Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 20, 1997, Stephen M. Ungerman, Assistant Treasurer, having held such office since April 11, 1995 and Deborah A. Docs, Assistant Secretary, having held such office since February 20, 1997. Ms. Rose is 52 years old and is a Senior Vice President and Senior Counsel of PIFM and a Senior Vice President and Senior Counsel of Prudential Securities (since July
1992). Prior thereto, she was a Vice President and Associate General Counsel of Prudential Securities. Ms. Torres is 39 years old and is a First Vice President (since December 1996) of PIFM and a First Vice President (since March 1994) of Prudential Securities. Prior thereto, she was a First Vice President of Bankers Trust. Mr. Ungerman is 45 years old and is First Vice President (since February
1993) of PIFM. Prior thereto he was a Senior Tax Manager at PricewaterhouseCoopers LLP. Ms. Docs is 40 years old and is a Vice President and Associate General Counsel of PIFM and Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.



REQUIRED VOTE

     Directors must be elected by a vote of a majority of the votes cast at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES INDICATED IN PROPOSAL NO. 1.


                   APPROVAL OF THE ELIMINATION OF THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTION
                  REGARDING RESTRICTED AND ILLIQUID SECURITIES
                                (PROPOSAL NO. 2)

     The Fund currently may not purchase a security if the Fund would then hold more than 20% of its total assets in "securities which are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise." Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (Securities Act), are currently subject to this investment restriction, since they are technically "restricted" securities. A large percentage of new issues in the high yield market are restricted securities that are eligible for resale pursuant to Rule 144A and the investment adviser believes that eliminating the current fundamental investment restriction will allow the Fund to take advantage of these additional investment opportunities.

     Historically, illiquid securities have been defined to include securities subject to contractual or legal restrictions on resale, including privately-placed commercial paper, securities for which there is no readily available market and repurchase agreements having a maturity of longer than seven days. In recent years, however, the securities markets have evolved significantly, with the result that new types of instruments have developed which makes the Fund's present restriction overly broad and unnecessarily restrictive in the view of the investment adviser. In particular, the Securities and Exchange Commission (SEC) adopted Rule 144A in April 1990, which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. SEC interpretations give directors of registered investment companies the discretion to designate restricted securities as liquid if the presence of a readily available market can be demonstrated and if a current market value can be ascertained.

     The proposed change would expand the Fund's ability to invest in securities for which there is a readily available market but which traditionally were considered illiquid, in part because of restrictions on resale to the public. In the opinion of the Fund's investment adviser, the fact that there are restrictions on resale to the public is not necessarily indicative of the liquidity of such investments. If designated as liquid under the supervision of the Board of Directors, these securities would be exempt from the Fund's percentage limitation with respect to investment in illiquid securities.

     In order to take advantage of the institutional trading markets, the investment adviser recommends that upon the approval of this Proposal No. 2, the Fund's fundamental restriction No. 1 regarding the purchase of illiquid securities would be eliminated and replaced with the following non-fundamental policy:

        "The Fund may invest up to 20% of its total assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, (as amended), privately placed commercial paper and other securities that have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period."

     By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to regulatory and market developments because a shareholder vote will not be required to define what types of securities should be deemed illiquid or to change the applicable permissible percentage limitation. If this proposal is approved by shareholders, the investment adviser, under the supervision of the Board of Directors, will monitor the liquidity of specific types of securities and, based on its recommendations, the Board of Directors will from time to time determine whether such securities should be deemed to be liquid with reference to legal, regulatory and market developments. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing such securities.

     The Board of Directors believes that the adoption of Proposal No. 2 is in the best interests of the Fund and its shareholders.


REQUIRED VOTE

     Adoption of Proposal No. 2 requires the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the Fund's outstanding voting shares are represented in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed change in investment policy is not approved, the current limitation would remain a fundamental policy which could not be changed without the approval of a majority of the outstanding voting securities of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.


                   APPROVAL OF THE ELIMINATION OF THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTION
                       REGARDING INVESTMENT IN SECURITIES
                         OF OTHER INVESTMENT COMPANIES
                                (PROPOSAL NO. 3)

     The Fund currently may not purchase securities of other investment companies, "except in connection with a merger, consolidation, reorganization or acquisition of assets." The investment adviser proposes the elimination of this investment restriction so that the Fund will be able to purchase such securities up to the amounts permitted by law. Under the Investment Company Act, a fund generally may invest up to 10% of its total assets in the shares of other investment companies in the aggregate, provided (i) a fund may invest no more than 5% of its total assets in any one investment company and (ii) a fund may not own more than 3% of the total outstanding voting stock of any one investment company.

     The Board of Directors believes the proposed amendment would provide the investment adviser with additional flexibility to take advantage of investment opportunities. However, because any shares that the Fund may hold in another investment company will be subject to the management fees and expenses of such investment company, investment by the Fund in other investment companies may result, in effect, in payment by shareholders of duplicate fees and expenses.


REQUIRED VOTE

     Adoption of Proposal No. 3 requires the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the Fund's outstanding voting shares are represented in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed change in investment policy is not approved, the current limitation would remain a fundamental policy which could not be changed without the approval of a majority of the outstanding voting securities of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


                    RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 4)

     The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 1999. PricewaterhouseCoopers LLP has served as independent accountants for the Fund for the Fund's fiscal year ended August 31, 1998 and for each year since the Fund's inception. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.


REQUIRED VOTE

     The affirmative vote of at least a majority of the votes cast, in person or by proxy, at the meeting is required for ratification.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.


                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.


                             SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 1999 hereinafter called must be received by the Fund on or before June 30, 1999 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                            S. Jane Rose
                                               SECRETARY

Dated: October    1998

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          PRELIMINARY PROXY MATERIALS
                          Appendix to Proxy Statement


(left column)

[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                           THE HIGH YIELD INCOME FUND, INC.
                                     P R O X Y

                          The Board of Directors recommends
                         a vote "FOR" each of the Proposals.


                                                    ____________________________
Please be sure to mark, sign, date and return the       Date
Proxy card promptly using the enclosed envelope.
________________________________________________________________________________



___Shareholder sign here____________________________Co-owner sign here__________


(right column)

                                    For      With-    For All
                                             hold     Except
1.) ELECTIONS OF DIRECTORS          [ ]      [ ]        [ ]

                                Nominees: Class I
             Robert F. Gunia, Delayne Dedrick Gold, Thomas T. Mooney

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).

                                                  For      Against      Abstain
2.) To approve  the elimination  of the Fund's    [ ]        [ ]          [ ]
fundamental investment restriction regarding restricted and illiquid securities.

                                                  For      Against      Abstain
3.) To approve the elimination of the Fund's      [ ]        [ ]          [ ]
fundamental investment restriction regarding
the purchase of securities of other
investment companies.
                                                  For      Against      Abstain
4.) To ratify the selection of Price              [ ]        [ ]          [ ]
Waterhouse LLP as independent
accountants for the fiscal year
ending August 31, 1999.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

NOTE:
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



       Mark box at right if address change is noted
       on the reverse side of this card.                    [ ]

       RECORD DATE SHARES:

                        THE HIGH YIELD INCOME FUND, INC.
                              Gateway Center Three
                            Newark, New Jersey 07102


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 16, 1998 at the Annual Meeting of Shareholders to be held on December 8, 1998, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.


ADDRESS CHANGES:

__________________________________________

__________________________________________

__________________________________________



 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE